                                                                   EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made as of this 21st day of February 1995 by and among Silicon Valley Group, Inc., a Delaware corporation (the "Company"), and Intel Corporation, a Delaware corporation, Motorola Inc., a Delaware corporation and Texas Instruments Incorporated, a Delaware corporation (individually a "Purchaser" and collectively, the "Purchasers").

                                    Recitals

         A. The Company and the Purchasers have entered into that certain Series B Convertible Redeemable Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which the Company shall sell the Purchasers 14,943 shares of its Series B Convertible Redeemable Preferred Stock (the "Series B Preferred").

         B. The obligation of the Purchasers to purchase the Series B Preferred under the Purchase Agreement is conditioned upon, among other things, the execution and delivery of this Agreement.

                                    Agreement

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                 "Commission" shall mean the Securities and Exchange Commission or any successor agency.

                 "Holder" shall mean each Purchaser and any transferee of Registrable Securities who is entitled to registration rights hereunder.

                 "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

                 "Registrable Securities" shall mean (i) shares of the Company's Common Stock issued or issuable upon the conversion of the Series B Preferred;
(ii) shares of the Company's Common Stock or other securities issued or issuable with respect to, or in exchange for or in replacement of the Series B Preferred or the shares of the Company's Common Stock issued upon conversion of the Series B Preferred upon any stock split, stock dividend, recapitalization, or similar event; provided, a security is not a Registrable Security after (a) it has been registered and disposed of under the Securities Act, (b) it has been publicly sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) it is capable of being disposed of without volume limitations pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.


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                 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5, 6 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of a single counsel for all Holders participating in the registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding all Selling Expenses.

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

                 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders as well as any fees and disbursements of any counsel to the Holders other than Counsel designated to represent all of the Holders in such registration.

         2. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

         3. Restrictive Legend. Each certificate representing (i) the Series B Preferred, (ii) shares of the Company's Common Stock issued upon conversion of the Series B Preferred, and (iii) any other securities issued in respect, or in exchange for, or in replacement of, of the Series B Preferred or Common Stock issued upon conversion of the Series B Preferred upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN AVAILABLE EXEMPTION THEREFROM. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY

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         OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE
         CORPORATION.

provided, that no such certificate shall be required to bear the foregoing legend (a) after the security evidenced thereby has been registered and disposed of under the Securities Act, (b) after the security evidenced thereby has been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) to the extent so provided by the opinion of counsel or "No action" letter contemplated by Section 4.

         4. Notice of Proposed Transfers. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if the Company so requests, shall be accompanied by either (i) written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.

         5.      Requested Registration.

                 (a) Request for Registration. If at any time after the Company shall receive from any Holder or group of Holders holding at least 30% of the Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to such Registrable Securities, the Company will:

                 (x) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                 (y) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any


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Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) days after receipt of such written notice from the Company;

                 Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

                 (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                 (B) After the Company has effected three (3) such registrations pursuant to this Section 5, such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold.

                 Subject to the foregoing clauses (A), (B) and paragraph (c) below, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable and in any event within 80 days after receipt of the request or requests of any Holder or Holders (the "Required Filing Date").

                 (b) Underwriting. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(x). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

                 The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Holders, which managing underwriter shall be a nationally recognized investment banking firm. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement.

                 If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registra-

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ble Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Registrable Securities, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as effected for purposes of Section 5(a)(B).

                 (c) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by this Section 5 until a date not later than 120 days after the Required Filing Date (or, if longer, 90 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the request for registration pursuant to this Section 5, the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the request for registration pursuant to this Section 5, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 5(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to a clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to (ii) clause of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 5(c), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 5(c) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, Holders holding a majority of the Registrable Shares for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the request shall be deemed not to have been made for all purposes of this Agreement.

                 (d) Priority on Demand Registration. No securities to be sold for the account of any person (including the Company and any other holder which has contracted with the Company for "piggyback" registration rights) other than a Holder shall be included in a registration effected pursuant to this Section 5 unless the managing underwriter or underwriters shall advise the Holders

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in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering.

         6.      Company Registration.

                 (a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans,
(ii) a registration on any registration form which does not permit secondary resales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (including a registration statement solely for the purpose of registering securities to be issued in a merger or like transaction, including a Commission Rule 145 transaction), or (iii) a registration requested by The Perkin-Elmer Corporation ("Perkin-Elmer") pursuant to the Registration Rights Agreement between the Company and Perkin-Elmer dated as of August 29, 1990 (the "P-E Agreement") and converted by the Company into a company registration by the Company pursuant to the terms of the P-E Agreement, the Company will:

                     (i) promptly give to each Holder written notice thereof; and

                     (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders. Notwithstanding any other provision of this Section 6, if the Company or the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, provided however, (i) that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all shares held by officers, directors and employees of the Company which are not Registrable Securities are first entirely excluded from the Underwriting, and (ii) that the number of Registrable Securities included in such registration shall be no less than 25% of the number of shares of the Registrable Securities requested to be included in such registration.

         7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 5, 6 and 9 hereof shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities.

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         8.      Registration Procedures.  In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. In addition, at its expense the Company will:

                 (a) Keep such registration, qualification or compliance effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                 (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                 (c) To the extent reasonably requested by the managing underwriter for the offering or the Holders, participate in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows";

                 (d) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (e) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (f) Cause all such Registrable Securities registered to be listed on each securities exchange or system on which similar securities issued by the Company are then listed; and

                 (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering.

        9. Registration on Form S-3. In addition to the rights set forth in Sections 5 and 6 hereof, if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $5,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto). The Company shall not be obligated to take any action to effect any registration

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statement pursuant to this Section 9 after the Company effected three (3) such registration statements, such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold. Further, the Company shall not be required to file more than one (1) such registration statement during any twelve (12) month period.

         10. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate upon the earlier to occur of
(i) the automatic conversion of the Series B Preferred pursuant to the terms of the Series B Certificate or (ii) the seventh anniversary of the date of this Agreement; provided, that if the Company fails to keep effective the resale registration statement provided for in Section 6.1(a) of the Purchase Agreement until such time as either (i) all of the Registrable Securities shall have been sold thereunder or (ii) all the Registrable Securities can be disposed of without volume limitations pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act, the registration rights granted herein shall revive and be in full force and effect until the seventh anniversary of the date of this Agreement.

         11. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder of Registrable Securities agrees, in connection with any public offering of the Company's securities pursuant to Sections 5,6 or 9, upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such offering as the underwriters may specify. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

         12.     Indemnification.

                 (a) The Company will indemnify each Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and each person controlling such Holder, each

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such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                 (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities sold as contemplated herein.

                 (c) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that (i) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice and (ii) the Indemnifying Party shall not assume the defense of matters as to which there is a conflict of interest or separate and different defenses, but shall instead pay, in all such instances, all reasonable legal fees and

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expenses incurred by counsel (including local counsel) for the Indemnified
Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         13. Information by Holder. Any Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         14. Transfer of Registration Rights. The right to cause the Company to register securities granted to the Holders hereunder may be assigned to a transferee or assignee who acquires at least 1,660 shares (as adjusted for stock splits or similar events after the date hereof) of Series B Preferred (or Common Stock issued on conversion of Series B Preferred), provided that the Company is given written notice of such assignment prior to such assignment.

         15. Governing Law. This Agreement and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

         16. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the subject matter hereof. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         17. Notices etc.. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, to such Purchaser's address set forth in the Purchase Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the signature page of this Agreement the attention of the Chief Financial Officer or at such other address as the Company shall have furnished to the Holders, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304,
Attention: Robert T. Clarkson.

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




         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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         IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date set forth above.

"COMPANY"

SILICON VALLEY GROUP, INC.
2240 Ringwood Avenue
San Jose, CA  95131

By: /s/ Russell Weinstock
   ---------------------------------------------
Title: Vice President, Finance
      ------------------------------------------

"PURCHASERS"

INTEL CORPORATION

By: /s/ Arvind Sodhani
   ---------------------------------------------
Title: Vice President and Treasurer
      ------------------------------------------
Address:     2200 Mission College Boulevard
             Santa Clara, CA  95052
             M/S SC4 - 210

MOTOROLA INC.

By: /s/ Larry Gartin
   ---------------------------------------------
Title: Sr. Vice President & Dir. of Finance, SPS
      ------------------------------------------
Address:     1303 East Algonquin
             Schaumburg, IL  60196


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TEXAS INSTRUMENTS INCORPORATED

By: /s/ Jerry R. Junkins
   ----------------------------------------
Title: Chairman, President and CEO
      -------------------------------------
Address:     7839 Churchill Way
             P.O. Box 650311, M/S 3995
             Dallas, TX  75265


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